SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 30, 2004

SONOMAWEST HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

California (State or Other Jurisdiction of Incorporation)	000-01912 (Commission File Number)	94-1069729 (I.R.S. Employer Identification No.)

2064 HIGHWAY 116 NORTH, SEBASTOPOL, CALIFORNIA (Address of Principal Executive Offices)	95472 (Zip Code)

(707) 824-2534
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.01. REGULATION FD DISCLOSURE.

We began the mailing of our 2004 Annual Report to shareholders on September 30, 2004, which included a letter to our shareholders from the Chairman of the Board. Attached as Exhibit 99.1 is a copy of the 2004 letter to shareholders.

The information in this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by us, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Safe Harbor Statement

Statements contained in the exhibits to this report that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1	Chairman's letter to shareholders from SonomaWest Holdings, Inc. 2004 Annual Report to Shareholders.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

SONOMAWEST HOLDINGS, INC. By: /s/ Roger S. Mertz —————————————— Roger S. Mertz Chairman of the Board

Date: September 30, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Chairman's letter to shareholders from SonomaWest Holdings, Inc. 2004 Annual Report to Shareholders.